SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report
               (Date of earliest event reported):  October 6, 1999

                             IBM CREDIT CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     1-8175                   22-2351962
----------------------------        -----------                -------------
(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)            Identification  No.)

          North Castle Drive
           Armonk, New York                                      10504-1785
---------------------------------------                         ------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (914) 765-1900
           ---------------------------------------------------------
              (Registrant's telephone number, including Area Code)

                                 Not Applicable
           ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-86615 on Form S-3, effective October 6, 1999, the document included as Exhibit 1 hereto relating to up to $10,898,150,000,000 aggregate principal amount of debt securities of the Registrant under the Registrant's medium-term note program.

            The following exhibit is hereby filed with this report:

Exhibit
 Number           Description

   1 Agency Agreement dated October 6, 1999 among IBM Credit Corporation, Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IBM CREDIT CORPORATION


                                          By: /s/ John J. Shay, Jr.
                                          Name:   John J. Shay, Jr.
                                          Title:  Vice President, General
                                                  Counsel and Secretary

                                  Exhibit Index

Exhibit
 Number       Description

   1 Agency Agreement dated October 6, 1999 among IBM Credit Corporation, Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc.